POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Officer of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ Lawrence W. Stranghoener
Lawrence W. Stranghoener

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director and Officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director and Officer of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ Bruce J. Nicholson
Bruce J. Nicholson

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ Richard E. Beumer
Richard E. Beumer

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ Addie J. Butler
Addie J. Butler

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ Elizabeth A. Duda
Elizabeth A. Duda

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ John O. Gilbert
John O. Gilbert

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ Gary J. Greenfield
Gary J. Greenfield

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ Robert H. Hoffman
Robert H. Hoffman

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ James M. Hushagen
James M. Hushagen

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ Richard C. Kessler
Richard C. Kessler

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ Richard C. Lundell
Richard C. Lundell

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ John P. McDaniel
John P. McDaniel

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ Paul W. Middeke
Paul W. Middeke

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ Robert B. Peregrine
Robert B. Peregrine

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ Paul D. Schrage
Paul D. Schrage

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ Kurt M. Senske
Kurt M. Senske

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ Albert K. Siu
Albert K. Siu

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ Roger G. Wheeler
Roger G. Wheeler

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

/s/ Thomas R. Zehnder
Thomas R. Zehnder